SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2010 (August 2, 2010)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

  Ever-Glory Commercial Center,
509 Chengxin Road, Jiangning Development Zone,
Nanjing, Jiangsu Province,
Peoples Republic of China
 (Address of Principal Executive Offices)

(8625) 5209-6875
 (Issuer Telephone number)

100 N. Barranca Ave. #810
West Covina, CA 91791
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 2, 2010, Goldenway Nanjing Garment Co., Ltd., a subsidiary of Ever-Glory International Group, Inc., (“Borrower” or “we”), entered into a two-year revolving line of credit agreement (“Revolving Line of Credit Agreement”) with Bank of Nanjing Co. Ltd. (“Lender”), a PRC Bank, which allows the Borrower to borrow up to RMB 50 million (approximately USD 7.3 million) during the period from July 6, 2010 to July 6, 2012. The Borrower is required to apply for a loan each time it needs to draw from this revolving line of credit. The terms of each loan, such as maturity date, interest rate, use of proceeds and etc, shall be further set out in each individual loan agreement. The Revolving Line of Credit is guaranteed by Jiangsu Ever-Glory International Group Corporation, an entity controlled by Mr. Kang, our Chief Executive Officer and secured by certain properties and land use rights of Goldenway Nanjing Garment Co., Ltd pursuant to certain guaranty and security agreements. We did not pay any fee to Jiangsu Ever-Glory International Group Corporation for such guaranty.

As of August 4, 2010, Borrower has used RMB10 million (approximately USD 1.46 million) of credit under this Revolving Line of Credit Agreement.

The foregoing description of the Revolving Line of Credit Agreement contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Revolving Line of Credit Agreement, Guaranty Agreement between Jiangsu Ever-Glory International Group Corporation. and Bank of  Nanjing Co. Ltd. and Security Agreement between  Goldenway Nanjing Garment Co., Ltd. and Bank of  Nanjing Co. Ltd. dated August 2, 2010, each attached hereto as Exhibit 10.1, 10.2 and 10.3 respectively.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See "Item 1.01. Entry into a Material Definitive Agreement," which is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

We changed our principle executive offices to Ever-Glory Commercial Center, 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu Province, Peoples Republic of China, effective from August 1, 2010.

ITEM 9.01. EXHIBITS.

10.1	Revolving Line of Credit Agreement between Goldenway Nanjing Garment Co., Ltd, and Bank of Nanjing Co. Ltd. dated August 2, 2010;
10.2	Guaranty Agreement between Jiangsu Ever-Glory International Group Corporation. and Bank of Nanjing Co. Ltd .dated August 2, 2010;
10.3	Mortgage Agreement between Goldenway Nanjing Garment Co., Ltd. and Bank of Nanjing Co. Ltd. dated August 2, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: August 4, 2010	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Revolving Line of Credit Agreement between Goldenway Nanjing Garment Co., Ltd, and Bank of Nanjing Co. Ltd. dated August 2, 2010;
10.2	Guaranty Agreement between Jiangsu Ever-Glory International Group Corporation. and Bank of Nanjing Co. Ltd .dated August 2, 2010;
10.3	Mortgage Agreement between Goldenway Nanjing Garment Co., Ltd. and Bank of Nanjing Co. Ltd. dated August 2, 2010.